[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.26(xxxi)

Amendment No. 29 to the Process Development and Clinical Supply Agreement

This Amendment No. 29 (the “29th Amendment”), effective as of December 20, 2016 (the “29th Amendment Effective Date”) by and between Boehringer Ingelheim Biopharmaceuticals GmbH, Binger Str. 173, 55216 Ingelheim, Germany (“BI”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and  on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of July 9, 2013, Amendment No. 12, effective as of August 01, 2013 and subsequently assigned by BI Pharma to BI, Amendment No. 13, effective as of March 06, 2014, Amendment No. 14, effective as of February 05, 2014, Amendment No. 15, effective as of October 20, 2014, Amendment No. 16, effective as of December 08, 2014, Amendment No. 17, effective as of December 08, 2014, Amendment No. 18, effective as of February 15, 2015, Amendment No. 19, effective as of March 01, 2015, Amendment No. 20, effective as of June 01, 2015, Amendment No. 21, effective as of May 29, 2015, Amendment No. 22, effective as of  April 14, 2016, Amendment No. 23, effective as of September 01, 2015, Amendment No. 24, effective as of September 15, 2015, Amendment No. 25, effective as of September 15, 2015, Amendment No. 26, effective as of June 30, 2016, Amendment No. 27, effective as of July 25, 2016 and Amendment No. 28, effective as of September 22, 2016 (hereinafter together the “Supply Agreement”). BI and FIBROGEN shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

Whereas, FibroGen wishes BI to [*] manufactured at BI in compliance with the terms of the Supply Agreement as set forth in and as amended by this 29th Amendment. The activities hereunder will be performed by BI Pharma on behalf of BI.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this 29th Amendment shall have the meaning ascribed to them in the Supply Agreement.
(2)

The Parties agree that pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[*]”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement. Pursuant thereto BI will in accordance with the Supply Agreement, [*] (defined in the Supply Agreement).

(3)

This 29th Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this 29th Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this 29th Amendment.

(4)

This 29th Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

page 1 / 3

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.26(xxxi)

IN WITNESS WHEREOF, the Parties have executed this 29th Amendment to the Supply Agreement as of the 29th  Amendment Effective Date.

Biberach, February 13, 2017

Boehringer Ingelheim Biopharmaceuticals GmbH

ppa.	ppa.
[*]	[*]
[*]	[*]
VP Business & Contracts	Legal Counsel

San Francisco, January 19, 2017

FibroGen, Inc

/s/ David Dimmick
Name: David Dimmick
Title: VP Quality

page 2 / 3

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.26(xxxi)

Exhibit A

Work Scope

[*]

(Version of November 24, 2016)

[*]

page 3 / 3